UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the

Securities Exchange Act of 1934

Filed by the Registrant  ☒                              Filed by a Party other than the Registrant   ☐

Check the appropriate box:

☐	Preliminary Proxy Statement

☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))

☐	Definitive Proxy Statement

☒	Definitive Additional Materials

☐	Soliciting Material under § 240.14a-12

EMC Corporation

(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

☒	No fee required.

☐	Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

	(1)	Title of each class of securities to which the transaction applies:
	(2)	Aggregate number of securities to which the transaction applies:
	(3)	Per unit price or other underlying value of the transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):
	(4)	Proposed maximum aggregate value of the transaction:
	(5)	Total fee paid:

☐	Fee paid previously with preliminary materials.

☐	Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

	(1)	Amount Previously Paid:
	(2)	Form, Schedule or Registration Statement No.:
	(3)	Filing Party:
	(4)	Date Filed:

EMC Corporation (the “Company”) published the following information on its Investor Relations website.

2016 Special Meeting Information

The Special Meeting of Shareholders will be held on Tuesday, July 19, 2016, at 10:00 a.m. (ET). At the meeting you will vote on a number of important matters. Your vote is important.

Whether or not you plan to attend the meeting, please vote as soon as possible. Under NYSE rules, your broker will NOT be able to vote your shares on any of the proposals unless they receive specific instructions from you. We strongly encourage you to vote.

For shareholders who received the proxy materials by e-mail:

You may access the proxy materials and voting instructions over the Internet via the web address provided in the e-mail. In order to vote you will need the control number provided in the e-mail. You may vote by following the instructions in the e-mail or on the website.

For shareholders who received the proxy materials by mail:

You may vote your shares by following the instructions provided on the proxy card or voting instruction form. If you vote by Internet or telephone, you will need the control number provided on the proxy card or voting instruction form. If you vote by mail, please complete, sign and date the proxy card or voting instruction form and mail in the accompanying pre-addressed envelope.

2016 Special Meeting Shareholder Registration

EMC’s 2016 Special Meeting of Shareholders will be held on Tuesday, July 19, 2016, at 10:00 a.m. (ET).

EMC is conducting electronic registration to attend EMC’s special meeting. If you are an EMC shareholder and plan to attend the meeting, you must register online at www.emc.com/specialmeeting and complete the registration form. The deadline for registration is July 12, 2016.

All shareholders who attend the meeting will be required to present a valid government-issued picture identification, such as a driver’s license or passport, and will be subject to security screenings.

Shareholders who come to the special meeting, but have not registered electronically, will also be required to present evidence of stock ownership as of May 13, 2016. You can obtain this evidence from your broker, bank, trust company or other nominee or intermediary, typically in the form of your most recent monthly statement.

Whether or not you plan to attend the meeting, please vote as soon as possible. Under NYSE rules, your broker will NOT be able to vote your shares on any of the proposals unless they receive specific instructions from you. We strongly encourage you to vote.

Check-in will begin at 9:00 a.m. (ET).

EMC Corporation Disclosure Regarding Forward Looking Statements

This communication contains forward-looking information about EMC Corporation and the proposed transaction that is intended to be covered by the safe harbor for “forward-looking statements” provided by the Private Securities Litigation Reform Act of 1995. Actual results could differ materially from those projected in the forward-looking statements as a result of certain risk factors, including but not limited to: (i) the failure to obtain the approval of EMC Corporation shareholders in connection with the proposed transaction; (ii) the failure to consummate or delay in consummating the proposed transaction for other reasons; (iii) the risk that a condition to closing of the proposed transaction may not be satisfied or that required financing for the proposed transaction may not be available or may be delayed; (iv) the risk that a regulatory approval that may be required for the proposed transaction is delayed, is not obtained, or is obtained subject to conditions that are not anticipated; (v) risk as to the trading price of Class V Common Stock to be issued by Denali Holding Inc. in the proposed transaction relative to the trading price of shares of VMware, Inc.’s common stock; (vi) the effect of the proposed transaction on VMware’s business and operating results and impact on the trading price of shares of Class V Common Stock of Denali Holding Inc. and shares of VMware common stock; (vii) the diversion of management time on transaction-related issues; (viii) adverse changes in general economic or market conditions; (ix) delays or reductions in information technology spending; (x) the relative and varying rates of product price and component cost declines and the volume and mixture of product and services revenues; (xi) competitive factors, including but not limited to pricing pressures and new product introductions; (xii) component and product quality and availability; (xiii) fluctuations in VMware’s operating results and risks associated with trading of VMware common stock; (xiv) the transition to new products, the uncertainty of customer acceptance of new product offerings and rapid technological and market change; (xv) the ability to attract and retain highly qualified employees; (xvi) insufficient, excess or obsolete inventory; (xvii) fluctuating currency exchange rates; (xviii) threats and other disruptions to our secure data centers or networks; (xix) our ability to protect our proprietary technology; (xx) war or acts of terrorism; and (xxi) other one-time events and other important factors disclosed previously and from time to time in EMC Corporation’s filings with the U.S. Securities and Exchange Commission (the “SEC”). Except to the extent otherwise required by federal securities law, EMC Corporation disclaims any obligation to update any such forward-looking statements after the date of this communication.

Additional Information and Where to Find It

This communication does not constitute an offer to sell or a solicitation of an offer to sell or a solicitation of an offer to buy any securities or a solicitation of any vote or approval, nor shall there be any sale of securities in any jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of any such jurisdiction. No offering of securities shall be made except by means of a prospectus meeting the requirements of Section 10 of the Securities Act of 1933, as amended, and otherwise in accordance with applicable law. This communication is being made in respect of the proposed business combination transaction between EMC Corporation and Denali Holding Inc. The proposed transaction will be submitted to the shareholders of EMC Corporation for their consideration. In connection with the issuance of Class V Common Stock of Denali Holding Inc. in the proposed transaction, Denali Holding Inc. has filed with the SEC a Registration Statement on Form S-4 (File No. 333-208524) that includes a definitive proxy statement/prospectus regarding the proposed transaction, and each of Denali Holding Inc. and EMC Corporation plans to file with the SEC other documents regarding the proposed transaction. A definitive proxy statement/prospectus has been mailed to each EMC Corporation shareholder entitled to vote at the special meeting in connection with the proposed transaction. INVESTORS ARE URGED TO READ THE PROXY STATEMENT/PROSPECTUS AND ANY OTHER DOCUMENTS RELATING TO THE TRANSACTION FILED OR TO BE FILED WITH THE SEC CAREFULLY AND IN THEIR ENTIRETY WHEN THEY BECOME AVAILABLE, BECAUSE THEY WILL CONTAIN IMPORTANT INFORMATION ABOUT THE PROPOSED TRANSACTION. Investors may obtain copies of the proxy statement/prospectus and all other documents filed with the SEC regarding the proposed transaction, free of charge, at the SEC’s website (http://www.sec.gov). Investors may also obtain these documents, free of charge, from EMC Corporation’s website (http://www.EMC.com) under the link “Investor Relations” and then under the tab “Financials” then “SEC Filings”, or by directing a request to: EMC Corporation, 176 South Street, Hopkinton, Massachusetts, 01748, Attn: Investor Relations, 866-362-6973.

Participants in the Solicitation

EMC Corporation and certain of its directors, executive officers and other members of management and employees may be deemed to be “participants” in the solicitation of proxies from EMC Corporation shareholders in connection with the proposed transaction. Information regarding the persons who may, under the rules of the SEC, be deemed participants in the solicitation of EMC Corporation shareholders in connection with the proposed transaction and a description of their direct and indirect interest, by security holdings or otherwise, is set forth in the proxy statement/prospectus filed with the SEC in connection with the proposed transaction. You can find information about EMC Corporation’s executive officers and directors in its definitive proxy statement filed with the SEC on April 1, 2016 and in its Annual Report on Form 10-K filed with the SEC on February 25, 2016, and the amendment thereto on Form 10-K/A filed with the SEC on March 11, 2016. You can obtain free copies of these documents at the SEC’s website (http://www.sec.gov). You can also obtain free copies of these documents from EMC Corporation using the contact information above.